Exhibit 10.4

                                  BILL OF SALE
             Minnesota Valley Irrigation, Inc. - R.D. Offutt Company

      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, MINNESOTA VALLEY IRRIGATION, INC., a Minnesota corporation (the "Seller") does hereby sell and convey to R. D. Offutt Company, a Minnesota corporation, or its assigns, (the "Purchaser") effective November 1, 1998, any and all of Seller's right, title and interest in and to all personal and real property described in Exhibit A attached hereto, and all customer and supplier lists, mailing lists, files, books, accounts receivable schedules, publications, advertising materials, and other records and data located on the business premises and used in connection with the operations of Seller conducted on the business premises as is, where is, and except as set forth in the following sentence, without warranty, express or implied, of merchantability or fitness for a particular purpose. Seller represents and warrants that it is the sole owner of such personal and real property and has full right and power to sell and transfer such personal and real property.

      Purchaser is not assuming any liabilities of the seller not otherwise described in Exhibit B.

      TO HAVE AND TO HOLD all of said personal and real property unto Purchaser, its successors and assigns, to its own use forever.

      IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of the 30 day of March, 1999.

                                         MINNESOTA VALLEY IRRIGATION, INC.,
                                         A Minnesota Corporation

                                         By:    /s/Paul T. Horn
                                                --------------------------------
                                         Name:  Paul T. Horn
                                                --------------------------------
                                         Title:
                                                --------------------------------


                                         R.D. OFFUTT COMPANY
                                         A Minnesota Corporation

                                         By:    /s/Allan F. Knoll
                                                --------------------------------
                                         Name:  Allan F. Knoll
                                                --------------------------------
                                         Title: Secretary
                                                --------------------------------

Minnesota Valley Irrigation
Exhibit A - Schedule of Personal and Real Property Acquired


Cash                                                                 $   281,348

Accounts Receivable                                                    1,143,613

Inventory                                                              3,120,883

Prepaid and Other Expenses                                                14,131

Equipment (see attached list)                                            166,754

Vehicles (see attached list)                                               2,465

Lot - Nelson's Addition - Lot 002, Block 001                               5,174

Lot - Nelson's Addition - Lot 003, Block 001                               5,174

Land and Building - Sec-08, Twp-134, Range-035.
Pt of NE 1/4 of NW 1/4 Com at Pt on N Li
of SD 40. 32 Rds W of the NE Cor Thereof,
Th S 1 Deg W to a Pt 339.2 Ft at Rt
Angles from the N R of W Li of TH 10; Th Wtly
Parallel                                                                 260,869
                                                                     -----------
Total                                                                $ 5,000,412
                                                                     ===========

Minnesota Valley Irrigation, Inc
Exhibit B - Schedule of Assumed Liabilities


Accounts Payable                                                     $ 1,007,529

Notes Payable - RDO Equipment                                            895,000

Accrued Liabilities                                                      277,259

Contract Payable                                                         100,000

Note Payable - Ag Capital                                                110,555

Note Payable - RDO Equipment Co.                                       2,380,000
                                                                     -----------

                                                                     $ 4,770,343
                                                                     ===========

Minnesota Valley Irrigation, Inc.
Asset Purchase
Settlement Sheet


Assets Purchased                                                     $ 5,000,412

Liabilities Assumed                                                    4,770,343
                                                                     -----------
Net Due                                                              $   230,069
                                                                     ===========